Exhibit 99.2

                 ADDITIONAL SHARE ISSUANCE AND LOCKUP AGREEMENT
                 ----------------------------------------------

         THIS ADDITIONAL SHARE ISSUANCE AND LOCKUP AGREEMENT (this "Agreement") is entered into as of August ___, 2005, between ______________ ( "Stockholder") and China Digital Wireless, Inc., a Nevada corporation (the "Company").

                              W I T N E S S E T H:

         WHEREAS, Stockholder currently owns shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), and/or securities convertible into or exercisable or exchangeable for Common Stock; and

         WHEREAS, the Company and Stockholder desire that the Company issue to Stockholder _______ shares (the "Shares") of Common Stock, in consideration for Stockholder agreeing to certain restrictions on transfer with respect to a portion of the Company's securities owned by Stockholder as further set forth herein.

         NOW,  THEREFORE,   in  consideration  of  and  subject  to  the  mutual
agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and Stockholder agree as follows:

1.       ISSUANCE OF SHARES

         1.1 Issuance and Delivery of Shares. Subject to the terms and conditions set forth herein, the Company hereby agrees to issue to Stockholder the Shares. The Company shall deliver to Stockholder a certificate or certificates evidencing the Shares or otherwise instruct the Company's transfer agent to issue the Shares to Stockholder within five days of the Effective Date (defined below).

         1.2 Legend. Any certificate(s) evidencing the Shares shall bear a legend restricting transfer under the Securities Act of 1933, as amended (the "Securities Act"), and acknowledging the restrictions on transfer set forth herein.

2.       LOCKUP AGREEMENT


         2.1 Lockup. Without the prior written consent of the Company, Stockholder will not, from the Effective Date until the earlier of (i) 180 days after the date of this Agreement and (ii) the date that The American Stock Exchange ("AMEX") has approved the Company's application for listing of the Common Stock, directly or indirectly:

                  (a) offer, pledge, announce the intention to sell, sell, assign, transfer, encumber, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the U.S. Securities and Exchange Commission) (collectively, the "Lockup Shares");

                  (b) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of any Lockup Shares, whether any such transaction described in clause (1) or
         (2) above is to be settled by delivery of Lockup Shares or such other securities, in cash or otherwise; or

                  (c) make any demand for, or exercise any right with respect to, the registration of any Lockup Shares;

provided that this agreement will not prevent the transfer of Lockup Shares by Stockholder as a gift or gifts to family members or charitable organizations to the extent that any donee thereof agrees in writing to be bound by the terms of this Section 2; and provided further, that the restrictions set forth in this
Section 2 shall only apply to 75% of the Lockup Shares owned by Stockholder on the date of this Agreement (after taking into account the issuance of the Shares pursuant to this Agreement). The remaining 25% of the Lockup Shares owned by Stockholder on the date of this Agreement, and any additional shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock acquired by Stockholder after the date of this Agreement, shall not be subject to such the restrictions set forth in this Section 2.

         2.2 Consent to Decline Transfers. Stockholder agrees and consents that the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock if such transfer would constitute a violation or breach of this Agreement.

         2.3 Release of Shares. At any time and from time to time during the term of this Agreement, the Company may, in its sole discretion and upon notice to Stockholder, reduce the percentage of Stockholder's Lockup Shares that are subject to the restrictions of this Section 2; provided that any remaining Lockup Shares will continue to be subject to the restrictions in this Section 2 for the remainder of the term set forth in Section 2.1.

3.       EFFECTIVE DATE OF THIS AGREEMENT

         This Agreement shall become effective (a) upon the date first above written or (b) upon the date that all persons known to the Company to hold 200,000 shares or more of the Common Stock ("Major Stockholders") have entered into agreements substantially similar to this Agreement or Stockholder has otherwise agreed that this Agreement is effective, whichever is later.

4        REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company represents and warrants to Stockholder that:

         4.1 Organization, Standing and Power. The Company is duly organized, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power and authority to carry on its business as presently conducted.

         4.2 Validity; Authorization; No Violation. This Agreement is a valid and legally binding obligation of the Company, enforceable in accordance with its terms against the Company, except as limited by bankruptcy, insolvency and similar laws affecting creditors generally, and by general principles of equity, and except that enforcement of rights to indemnification contained herein may be limited by applicable federal or state laws or the public policy underlying such laws, regardless of whether enforcement is considered in a proceeding in equity or at law. The Shares are duly authorized, validly issued, fully paid and nonassessable. The execution, delivery and performance of this Agreement by the Company (a) have been duly authorized by the Company, (b) will not violate any applicable federal or state law, any order of any court or governmental agency or the formation documents of the Company, (c) will not result in a breach or default under any agreement by which the Company or any of its assets is bound which would have a Material Adverse Effect and (d) will not require any consent, approval or authorization of, or registration or filing with, any governmental authority or other regulatory agency other than such consents, approvals, authorizations, registrations or filings which have already been made or which are required pursuant to federal or state securities laws or requirements of any securities exchange on which the Company's securities are listed. For purposes of this Agreement, "Material Adverse Effect" means any material adverse effect with respect to the Company, taken as a whole, or any change or effect that adversely, or is reasonably expected to adversely, affect the ability of the Company to maintain its current business operations or to consummate the transactions contemplated by this Agreement in any material respect.

         4.3 Capitalization. (a) The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, of which 17,018,692 shares are issued and outstanding immediately prior to the execution of this Agreement. No shares of Common Stock are held by the Company in its treasury. All outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and nonassessable and not subject to preemptive or similar rights. No bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matters on which the stockholders of the Company may vote are issued or outstanding. Except for this Agreement and any similar agreements the Company may enter into with the Major Stockholders, the Company does not have any outstanding option, warrant, call, subscription or other right, agreement or commitment which either (a) obligates the Company to issue, sell or transfer, repurchase, redeem or otherwise acquire or vote any shares of the capital stock of the Company or (b) restricts the voting, disposition or transfer of shares of capital stock of the Company. There are no outstanding stock appreciation rights or similar derivative securities or rights of the Company.

5.       REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

         Stockholder represents and warrants to the Company as follows:

         5.1 Power and Authority. Stockholder hereby represents and warrants that it has full power and authority to enter into this agreement.

         5.2 Investment. Stockholder is acquiring the Shares for investment for its own account, not as a nominee or agent, and not with a view to, or for resale in connection with, any distribution thereof. Stockholder understands that the Shares have not been registered under the Securities Act and are being issued pursuant to an exemption from the registration requirements of the Securities Act.

         5.3 Accredited Investor Status. Stockholder is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act.

         5.4 Restricted Securities. Stockholder acknowledges that it must bear the economic risk of its investment in the Shares for an indefinite period of time since the Shares are restricted securities under the Securities Act in that they are being acquired from the Company in a transaction not involving a public offering, and that under the Securities Act and applicable regulations promulgated thereunder the Shares may be resold without registration under the Securities Act only in certain limited circumstances. Stockholder understands the resale limitations imposed by the Securities Act and the rules promulgated thereunder.

6.       MISCELLANEOUS

         6.1 AMEX Approval. The Company shall promptly notify Stockholder if AMEX approves the Company's application for listing of the Common Stock at the physical address or email address set forth on the signature page of this Agreement.

         6.2 Waiver, Amendment. No provision of this Agreement shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

         6.3 Assignability. This Agreement shall be binding upon and inure to the benefit of the respective parties hereto, their successors and permitted assigns, heirs and personal representatives. Neither this Agreement nor any right, remedy, obligation or liability hereunder shall be assignable by either the Company or Stockholder without the prior written consent of each other party.

         6.4 Section and Other Headings.  The section headings in this Agreement
are  for  reference   purposes  only  and  shall  not  affect  in  any  way  the interpretation of this Agreement.

         6.5 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, without giving effect to principles of conflicts of laws thereof that would require the application of the law of another jurisdiction.

         6.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Company and Stockholder have executed this Agreement as of the date first written above.

                                                    CHINA DIGITAL WIRELESS, INC.



                                                    By:_________________________
                                                       Name:
                                                       Title:


                                                    STOCKHOLDER



                                                    By:_________________________
                                                       Name:
                                                       Title:

                                                    Address of Stockholder:

                                                    ____________________________
                                                    ____________________________
                                                    ____________________________



                                                    Email Address:

                                                    ____________________________